Exhibit 99.1

S1 Corporation Q1 2011 Earnings Call Presentation May 5, 2011 Copyright (c) 2011. S1 Corporation. All rights reserved. 1

This presentation contains forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. These statements, including without limitation statements and projections regarding our revenue, expenses, Adjusted EBITDA, revenue backlog, capital expenditures, earnings per share, product development projects, future economic performance or management objectives, are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ materially from those contemplated by the forward-looking statements. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All of the forward-looking statements are expressly qualified by the risk factors discussed in the Company's filings with the Securities and Exchange Commission ("SEC"). For a detailed discussion of these risk factors, please review the Company's filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and subsequent filings. Except as required by law, the Company will not update forward-looking statements over the course of future periods. For questions related to this information, please contact Paul Parrish, Chief Financial Officer, at 404-923- 3500 or paul.parrish@S1.com. Forward Looking Statements Copyright (c) 2011. S1 Corporation. All rights reserved. 2

Key Themes - Q1 2011 All segments (ex Custom Projects) generated double digit year-over-year growth Sales Bookings (trailing six months) Added nine new customers Payments and Banking: Large FI segments (ex Custom Projects) 29% increase to $60.9M as of 3/31/11 from $47.2M as of 3/31/10 Revenue Backlog 57% increase to $64.3M as of 3/31/11 from $41.0M as of 3/31/10 Balance Sheet: $59.9M in cash and cash equivalents as of 3/31/11 Paid in full the $5.0 million note payable related to the Company's headquarters Raised 2011 guidance Revenue of $230M to $240M Adjusted EBITDA of $24M to $28M Copyright (c) 2011. S1 Corporation. All rights reserved. 3 Revenue (CHART) In millions US$ (CHART) In millions US$ Adjusted EBITDA

State of the Business - Payments Segment Copyright (c) 2011. S1 Corporation. All rights reserved. 4 Revenue Sales Bookings (trailing six months) 63% increase to $34.0M as of 3/31/11 from $20.9M as of 3/31/10 Revenue Backlog 74% increase to $23.5M as of 3/31/11 from $13.5M as of 3/31/10 Added four new customers including A top 5 bank in Thailand A top 3 bank in Colombia A national transaction switch in Africa Strong cross-sales into existing customer base (CHART) In millions US$ (CHART) In millions US$ Adjusted EBITDA

State of the Business - Large FI Segment Copyright (c) 2011. S1 Corporation. All rights reserved. 5 Sales Bookings (trailing six months - ex Custom Projects) 2% increase to $26.9M as of 3/31/11 from $26.3M as of 3/31/10 Revenue Backlog (ex Custom Projects) 48% increase to $40.8M as of 3/31/11 from $27.5M as of 3/31/10 Added a top 3 bank in Colombia for Corporate Online Banking Strong cross-sales into existing customer base Revenue (CHART) Revenue (excl Custom Projects) (CHART) In millions US$

State of the Business - Community FI Segment Copyright (c) 2011. S1 Corporation. All rights reserved. 6 Segment generated positive Adjusted EBITDA for the second quarter in a row Added four new customers New platform roll-out - over 200 instances Internet Banking (Retail & Business) / Voice Banking / Mobile Banking More than 250 instances expected to be live by end of 2011 Targeting migrating 2/3 of legacy product revenue to new product by end 2011 Additional investment costs still projected to wind-down during 2011 Revenue (CHART) (CHART) Adjusted EBITDA

Financials Copyright (c) 2011. S1 Corporation. All rights reserved. 7

Financial Summary - Consolidated Revenue Copyright (c) 2011. S1 Corporation. All rights reserved. 8 Software licenses primarily impacted by increase in number of licenses recognized over implementation period and license volume upgrades Support and maintenance primarily impacted by continued growth in Payments licensing activity Professional services primarily impacted by: Growth of project revenue due to increased bookings Reduced Custom Project revenue (State Farm and international branch customer) Q1 2010 negatively impacted by increases in the size and complexity of certain projects Hosting primarily impacted by acquisition of PM Systems In millions Three Months Ended March 31, Three Months Ended March 31, Total revenue: 2011 2010 Software licenses $ 8.8 $ 5.7 Support and maintenance 16.1 15.7 Professional services 18.8 17.4 Hosting 14.1 12.4 Total revenue $ 57.8 $ 51.2

Financial Summary – Segment Revenue

In millions	Payments	Banking: Large FI	Banking: Community FI	Total
Total revenue:				
Q1 2011	$ 16.0	$ 26.0	$ 15.8	$ 57.8
Q1 2010	12.9	24.7	13.6	51.2
Revenue growth	$ 3.1	$ 1.3	$ 2.2	$ 6.6
% change	24%	5%	17%	13%

- Segment Revenue primarily impacted by:
  - Payments:
    - Increase in the number of Software licenses recognized over implementation period and license volume upgrades
    - Increase in Professional services from project growth due to increased bookings and Q1 2010 negatively impacted by increases in the size and complexity of certain projects
  - Banking: Large FI:
    - Increase in the number of Software licenses recognized over implementation period
    - Increase in Professional services revenue from project growth due to increased bookings reduced by $1.7M decline in State Farm and $1.4M decline in international branch customer
    - Lower Hosting revenue from State Farm
  - Banking: Community FI
    - Growth from acquisition of PM Systems

Copyright © 2011. S1 Corporation. All rights reserved.
9

Financial Summary - Consolidated Expenses Copyright (c) 2011. S1 Corporation. All rights reserved. 10 Expenses primarily impacted by: Growth in professional services and support personnel to accommodate customer and project growth in Payments and Banking: Large FI segments Non-recurring professional fees in Q1 2010 offset by higher variable cash incentives in 2011 In millions Three Months Ended March 31, Three Months Ended March 31, 2011 2010 Total Costs $ 56.4 $ 51.3

Financial Summary - Segment Operating Income (Loss) Copyright (c) 2011. S1 Corporation. All rights reserved. 11 Segment operating income (loss) primarily impacted by: Payments: Higher revenue partially offset by growth in professional services and support personnel to accommodate customer and project growth Banking: Large FI: Higher revenue partially offset by growth in professional services and support personnel to accommodate customer and project growth Banking: Community FI: Growth from acquisition of PM Systems In millions Payments Banking: Large FI Banking: Community FI Total Total operating income (loss): Q1 2011 $ 2.0 $ 0.3 $ (0.9) $ 1.4 Q1 2010 1.2 0.2 (1.5) (0.1) Chg in operating income (loss) $ 0.8 $ 0.1 $ 0.6 $ 1.5 % change 65% 54% 41% 1100%

Financial Summary - Diluted Earnings (Loss) Per Share Copyright (c) 2011. S1 Corporation. All rights reserved. 12 U.S. NOLs total approximately $227M as of 3/31/11 In millions, except per share data Three Months Ended March 31, Three Months Ended March 31, 2011 2010 Operating income (loss) $ 1.4 $ (0.1) Interest and other expense, net (0.2) (0.3) Income tax expense (0.5) (0.7) Net income (loss) $ 0.7 $ (1.1) Diluted earnings per share (loss) $ 0.01 $ (0.02) Weighted average common shares outstanding - diluted 54.1 51.7 Adjusted EBITDA $ 5.1 $ 2.8

Financial Summary - Cash Flows Copyright (c) 2011. S1 Corporation. All rights reserved. 13 Paid in full note payable of $5.0M related to corporate headquarters Purchases of PP&E were $1.7M In millions Three Months Ended March 31, Three Months Ended March 31, 2011 2010 Net cash provided by operating activities $ 4.1 $ 18.1 Net cash used in investing activities (1.7) (31.3) Net cash used in financing activities (4.7) (0.4) Cash and cash equivalents at end of period 59.9 48.2

Closing Remarks Copyright (c) 2011. S1 Corporation. All rights reserved. 14

Closing Remarks Copyright (c) 2011. S1 Corporation. All rights reserved. 15 Very pleased with the progress we made in the quarter Shift in business model largely behind us All segments (ex Custom Projects) generated double digit year-over-year growth Continue to see very good sales opportunities in the marketplace Increased guidance Revenue: $230M to $240M Adjusted EBITDA: $24M to $28M

Thank You Copyright (c) 2011. S1 Corporation. All rights reserved. 16

Appendix Non-GAAP Measures Copyright (c) 2011. S1 Corporation. All rights reserved. 17

This presentation includes references to Adjusted EBITDA, a non-GAAP financial measure, the most directly comparable U.S. GAAP equivalent of which is Net income for our consolidated results and Operating income for our segment results. We define Adjusted EBITDA as, in the case of our consolidated results, Net income plus interest and other expense (income), plus income taxes or, in the case of our segment results, Operating income, in each case adjusted for depreciation, amortization of intangibles, and stock-based compensation expense. Although we believe our presentation of non-GAAP financial measures provide useful supplemental information to investors regarding our results of operations, our non-GAAP financial measures should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with U.S. GAAP. The use of non-GAAP financial measures is subject to inherent limitations because they do not include all the expenses that must be included under U.S. GAAP and because they involve the exercise of management's judgment of which charges should properly be excluded from the non-GAAP financial measure. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement U.S. GAAP financial results. Our non-GAAP financial measures may be different from such measures used by other companies. We believe that the presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations. A reconciliation of our non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP is detailed in the Appendix to this presentation. Non-GAAP Measures Copyright (c) 2010. S1 Corporation. All rights reserved. 18

Non-GAAP Measures Copyright (c) 2010. S1 Corporation. All rights reserved. 19 In millions Payments Banking: Large FI Banking: Community FI Total Company Net income $ 0.7 Interest and other expense, net 0.2 Income tax expense 0.5 Operating income (loss) $ 2.0 $ 0.3 $ (0.9) 1.4 Depreciation and amortization 0.5 1.3 1.1 2.9 Stock-based compensation 0.3 0.3 0.2 0.8 Non- GAAP Adjusted EBITDA $ 2.8 $ 1.9 $ 0.4 $ 5.1 Reconciliation of Adjusted EBITDA and Net Income for the three months ended March 31, 2011

Non-GAAP Measures Copyright (c) 2010. S1 Corporation. All rights reserved. 20 In millions Payments Banking: Large FI Banking: Community FI Total Company Net loss $ (1.1) Interest and other expense, net 0.3 Income tax expense 0.7 Operating income (loss) $ 1.2 $ 0.2 $ (1.5) (0.1) Depreciation and amortization 0.5 1.1 0.9 2.5 Stock-based compensation 0.2 0.1 0.1 0.4 Non- GAAP Adjusted EBITDA $ 1.8 $ 1.5 $ (0.5) $ 2.8 Reconciliation of Adjusted EBITDA and Net Loss for the three months ended March 31, 2010

Non-GAAP Measures Copyright (c) 2010. S1 Corporation. All rights reserved. 21 In millions Payments Banking: Large FI Banking: Community FI Total Company Net loss $ (1.8) Interest and other expense, net 0.4 Income tax expense 0.9 Operating income (loss) $ 1.3 $ (0.3) $ (1.5) (0.5) Depreciation and amortization 0.5 1.2 1.2 2.9 Stock-based compensation 0.3 0.3 0.2 0.8 Non- GAAP Adjusted EBITDA $ 2.1 $ 1.2 $ (0.1) $ 3.2 Reconciliation of Adjusted EBITDA and Net Loss for the three months ended June 30, 2010

Non-GAAP Measures Copyright (c) 2010. S1 Corporation. All rights reserved. 22 In millions Payments Banking: Large FI Banking: Community FI Total Company Net income $ 0.9 Interest and other expense, net 0.4 Income tax benefit (0.8) Operating income (loss) $ 1.6 $ 0.7 $ (1.8) 0.5 Depreciation and amortization 0.5 1.2 1.2 2.9 Stock-based compensation 0.1 0.0 0.1 0.2 Non- GAAP Adjusted EBITDA $ 2.2 $ 1.9 $ (0.5) $ 3.6 Reconciliation of Adjusted EBITDA and Net Income for the three months ended September 30, 2010

Non-GAAP Measures Copyright (c) 2010. S1 Corporation. All rights reserved. 23 In millions Payments Banking: Large FI Banking: Community FI Total Company Net loss $ (4.3) Interest and other expense, net 0.5 Income tax benefit (0.5) Operating income (loss) $ 1.2 $ (4.3) $ (1.2) (4.3) Depreciation and amortization 0.4 1.2 1.2 2.8 Stock-based compensation 0.8 1.0 0.5 2.3 Non- GAAP Adjusted EBITDA $ 2.4 $ (2.1) $ 0.5 $ 0.8 Reconciliation of Adjusted EBITDA and Net Loss for the three months ended December 31, 2010

This presentation contains an estimate of revenue backlog for our Payments and Banking: Large Financial Institution segments which is defined as an estimate of revenue for software licenses, including term licenses, professional services, and hosting services, in each case as specified in executed contracts that we believe will be recognized in revenue over the next 12 months. The portion of the estimate from our Banking: Large Financial Institution segment does not include revenue associated with the State Farm business or the custom development for an international branch customer ("Custom Projects"). Our estimate of revenue backlog requires substantial judgment of our management, is based on a number of assumptions, which may turn out to be inaccurate or wrong, and is subject to a number of factors and uncertainties, many of which are outside of our control. Such assumptions, factors and uncertainties include, but are not limited to, the following: Revenue for term licenses and hosting services are the annualized amount expected over the next 12 months as of the date presented; Foreign currency exchange rates are assumed to remain constant over the 12 month period for contracts stated in currencies other than the U.S. Dollar; Perpetual licenses and professional services are based on current estimates of project completion over the next 12 months; Our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition or general changes in economic conditions within their industries or geographic locations; We may experience delays in the development or delivery of products or services specified in customer contracts; and Our estimate is based on constant hosting transaction volumes, and changes in hosting transaction volumes may impact the amount of revenue actually recognized in future periods. Non-GAAP Measures Copyright (c) 2011. S1 Corporation. All rights reserved. 24

Estimates of future financial results are inherently unreliable. Accordingly, there can be no assurance that the amounts included in our estimate of revenue backlog will be recognized over the next 12 months, or at all. Additionally, because our estimate of revenue backlog is an operating metric, it is not subject to the same level of internal review or control as a U.S. GAAP financial measure. We believe that presenting this estimate provides supplemental information and an alternative presentation useful to investors understanding trends in our business including the shift we are experiencing toward recognizing more software license revenue using the percentage of completion method. The revenue backlog and sales bookings measures are considered non-GAAP financial measures as defined by SEC Regulation G. Although we believe our presentation of non-GAAP financial measures provides useful supplemental information to investors regarding our results of operations, our non-GAAP financial measures should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with U.S. GAAP. The use of non-GAAP financial measures is subject to inherent limitations because they involve the exercise of management's judgment. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement U.S. GAAP financial results. Our non-GAAP financial measures may be different from such measures used by other companies. We believe that the presentation of these non-GAAP financial measure provides useful information to investors regarding our results of operations. Non-GAAP Measures Copyright (c) 2011. S1 Corporation. All rights reserved. 25